Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2021

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	September 30,	Percent Changes vs.
	2021	2021	2020	2Q21	3Q20
Net interest income (2)	$1,167	$844	$822	38%	42%
FTE adjustment	(7)	(6)	(5)	(17)	(40)
Net interest income	1,160	838	817	38	42
Provision for credit losses	(62)	211	177	(129)	(135)
Noninterest income	535	444	430	20	24
Noninterest expense	1,289	1,072	712	20	81
Income (loss) before income taxes	468	(1)	358	46,900	31
Provision for income taxes	90	14	55	543	64
Income (loss) after income taxes	378	(15)	303	2,620	25
Income attributable to non-controlling interest	1	—	—	100	100
Net income (loss) attributable to Huntington Bancshares Inc	377	(15)	303	2,613	24
Dividends on preferred shares	29	43	28	(33)	4
Impact of preferred stock redemption	15	—	—	100	100
Net income (loss) applicable to common shares	$333	$(58)	$275	674%	21%

Net income (loss) per common share - diluted	$0.22	$(0.05)	$0.27	540%	(19)%
Cash dividends declared per common share	0.15	0.15	0.15	—	—
Tangible book value per common share at end of period	8.10	8.23	8.43	(2)	(4)
Number of common shares repurchased	33	—	—	100	100
Average common shares - basic	1,463	1,125	1,017	30	44
Average common shares - diluted	1,487	1,125	1,031	32	44
Ending common shares outstanding	1,446	1,477	1,017	(2)	42
Return on average assets	0.86%	(0.05)%	1.01%
Return on average common shareholders’ equity	7.6	(1.9)	10.2
Return on average tangible common shareholders’ equity (1)	11.5	(2.1)	13.2
Net interest margin (2)	2.90	2.66	2.96
Efficiency ratio (3)	74.9	83.1	56.1
Effective tax rate (4)	19.0	(2,353.3)	15.2
Average total assets	$173,833	$137,830	$119,529	26	45
Average earning assets	159,411	127,421	110,665	25	44
Average loans and leases	109,931	87,437	80,542	26	36
Average loans and leases - linked quarter annualized growth rate	102.9%	35.8%	1.7%
Average total deposits	$142,303	$112,678	$95,049	26	50
Average core deposits (5)	137,816	109,433	90,692	26	52
Average core deposits - linked quarter annualized growth rate	103.7%	56.9%	8.2%
Average shareholders’ equity	19,783	15,410	12,678	28	56
Average common total shareholders' equity	17,428	12,697	10,701	37	63
Average tangible common shareholders' equity	11,905	9,686	8,549	23	39
Total assets at end of period	173,878	175,172	120,116	(1)	45
Total shareholders’ equity at end of period	19,479	20,511	12,917	(5)	51

NCOs as a % of average loans and leases	0.20%	0.28%	0.56%
NAL ratio	0.78	0.87	0.70
NPA ratio (6)	0.81	0.91	0.74
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.91	1.98	2.21
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.99	2.08	2.31
Common equity tier 1 risk-based capital ratio (7)	9.57	9.98	9.89
Tangible common equity / tangible asset ratio (8)	6.96	7.16	7.27
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2021	2020	Amount	Percent
Net interest income (2)	$2,989	$2,415	$574	24%
FTE adjustment	(19)	(16)	(3)	(19)
Net interest income	2,970	2,399	571	24
Provision for credit losses	89	945	(856)	(91)
Noninterest income	1,374	1,182	192	16
Noninterest expense	3,154	2,039	1,115	55
Income before income taxes	1,101	597	504	84
Provision for income taxes	206	96	110	115
Income after income taxes	895	501	394	79
Income attributable to non-controlling interest	1	—	1	100
Net Income attributable to Huntington Bancshares Inc	894	501	393	78
Dividends on preferred shares	103	65	38	58
Impact of preferred stock redemption	15	—	15	100
Net income applicable to common shares	$776	$436	$340	78%

Net income per common share - diluted	$0.63	$0.42	$0.21	50%
Cash dividends declared per common share	0.45	0.45	—	—

Average common shares - basic	1,202	1,017	185	18
Average common shares - diluted	1,225	1,032	193	19

Return on average assets	0.82%	0.58%
Return on average common shareholders’ equity	7.5	5.5
Return on average tangible common shareholders’ equity (1)	10.6	7.3
Net interest margin (2)	2.99	3.01
Efficiency ratio (3)	71.7	55.8
Effective tax rate	18.7	16.0

Average total assets	$145,072	$115,969	$29,103	25
Average earning assets	133,812	107,175	26,637	25
Average loans and leases	92,651	78,818	13,833	18
Average total deposits	118,246	90,352	27,894	31
Average core deposits (5)	114,509	86,382	28,127	33
Average shareholders’ equity	16,196	12,088	4,108	34
Average common total shareholders' equity	13,685	10,575	3,110	29
Average tangible common shareholders' equity	10,116	8,415	1,701	20

NCOs as a % of average loans and leases	0.26%	0.57%
NAL ratio	0.78	0.70
NPA ratio (6)	0.81	0.74
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income (loss) applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)For the three months ended June 30, 2021, excluding TCF acquisition-related net expenses of $269 million, the related tax benefit of $51 million and discrete tax expenses of $16 million, the effective tax rate would have been 18.8%.
(5)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(7)September 30, 2021, figures are estimated.
(8)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions)	2021	2020	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,611	$1,319	22%
Interest-bearing deposits at Federal Reserve Bank	8,134	5,276	54
Interest-bearing deposits in banks	443	117	279
Trading account securities	77	62	24
Available-for-sale securities	25,654	16,485	56
Held-to-maturity securities	12,455	8,861	41
Other securities	649	418	55
Loans held for sale	1,335	1,275	5
Loans and leases (1)	110,567	81,608	35
Allowance for loan and lease losses	(2,107)	(1,814)	(16)
Net loans and leases	108,460	79,794	36
Bank owned life insurance	2,771	2,577	8
Premises and equipment	1,126	757	49
Goodwill	5,316	1,990	167
Servicing rights and other intangible assets	614	428	43
Other assets	5,233	3,679	42
Total assets	$173,878	$123,038	41%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$141,898	$98,948	43%
Short-term borrowings	435	183	138
Long-term debt	7,779	8,352	(7)
Other liabilities	4,267	2,562	67
Total liabilities	154,379	110,045	40

Shareholders' equity
Preferred stock	2,267	2,191	3
Common stock	15	10	50
Capital surplus	15,350	8,781	75
Less treasury shares, at cost	(79)	(59)	(34)
Accumulated other comprehensive (loss) gain	(125)	192	(165)
Retained earnings	2,051	1,878	9
Total Huntington Bancshares Inc shareholders’ equity	19,479	12,993	50
Non-controlling interest	20	—	100
Total Equity	19,499	12,993	50
Total liabilities and shareholders’ equity	$173,878	$123,038	41%

Common shares authorized (par value of $0.01)	2,250,000,000	1,500,000,000
Common shares outstanding	1,446,461,249	1,017,196,776
Treasury shares outstanding	6,306,127	5,062,054
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	657,500	750,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2021		2021		2021		2020		2020
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$40,452	36%	$41,900	38%	$32,297	40%	$33,151	40%	$32,588	40%
Commercial real estate:
Construction	1,812	2	1,926	2	1,083	1	1,035	1	1,154	1
Commercial	12,882	12	12,848	11	6,096	8	6,164	8	6,055	7
Commercial real estate	14,694	14	14,774	13	7,179	9	7,199	9	7,209	8
Lease financing	4,991	5	5,027	4	2,167	3	2,222	3	2,307	3
Total commercial	60,137	55	61,701	55	41,643	52	42,572	52	42,104	51
Consumer:
Automobile	13,305	12	13,174	12	12,591	16	12,778	16	12,925	17
Residential mortgage	18,922	17	18,729	17	12,092	15	12,141	15	12,031	15
Home equity	10,919	10	11,317	10	8,727	11	8,894	11	8,904	11
RV and marine	5,052	4	4,960	4	4,218	5	4,190	5	4,146	5
Other consumer	2,232	2	2,024	2	959	1	1,033	1	1,046	1
Total consumer	50,430	45	50,204	45	38,587	48	39,036	48	39,052	49
Total loans and leases	$110,567	100%	$111,905	100%	$80,230	100%	$81,608	100%	$81,156	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2021		2021		2021		2020		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$35,276	32%	$36,798	33%	$26,658	33%	$27,230	33%	$27,517	34%
Commercial Banking	46,988	43	46,559	41	27,318	34	27,374	34	26,847	33
Vehicle Finance	20,353	18	20,196	18	19,474	24	20,027	25	19,891	25
RBHPCG (Regional Banking and The Huntington Private Client Group)	7,743	7	7,394	7	6,587	8	6,809	8	6,682	8
Treasury / Other	207	—	958	1	193	1	168	—	219	—
Total loans and leases	$110,567	100%	$111,905	100%	$80,230	100%	$81,608	100%	$81,156	100%

Average Balances by Business Segment:
Consumer and Business Banking	$35,807	33%	$28,948	33%	$27,069	34%	$27,483	34%	$27,315	34%
Commercial Banking	46,180	42	31,896	37	26,694	33	26,727	33	26,809	34
Vehicle Finance	20,219	18	19,548	22	19,735	25	19,977	25	19,651	24
RBHPCG	7,527	7	6,840	8	6,568	8	6,751	8	6,630	8
Treasury / Other	198	—	205	—	195	—	178	—	137	—
Total loans and leases	$109,931	100%	$87,437	100%	$80,261	100%	$81,116	100%	$80,542	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2021		2021		2021		2020		2020
Ending Balances by Type:
Demand deposits - noninterest-bearing	$44,560	31%	$45,249	32%	$31,226	30%	$28,553	29%	$27,466	29%
Demand deposits - interest-bearing	36,423	26	34,938	24	27,493	27	26,757	27	24,242	25
Money market deposits	32,662	23	33,616	24	26,268	26	26,248	27	26,230	28
Savings and other domestic deposits	20,773	15	20,876	15	13,115	13	11,722	12	11,268	12
Core certificates of deposit (1)	3,080	2	3,537	2	1,329	1	1,425	1	1,586	2
Total core deposits	137,498	97	138,216	97	99,431	97	94,705	96	90,792	96
Other domestic deposits of $250,000 or more	521	—	675	—	105	—	131	—	156	—
Negotiable CDS, brokered and other deposits	3,879	3	3,914	3	2,648	3	4,112	4	4,206	4
Total deposits	$141,898	100%	$142,805	100%	$102,184	100%	$98,948	100%	$95,154	100%
Total core deposits:
Commercial	$61,210	45%	$61,055	44%	$46,539	47%	$44,698	47%	$43,018	47%
Consumer	76,288	55	77,161	56	52,892	53	50,007	53	47,774	53
Total core deposits	$137,498	100%	$138,216	100%	$99,431	100%	$94,705	100%	$90,792	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2021		2021		2021		2020		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$94,439	67%	$95,693	67%	$65,437	64%	$60,910	61%	$59,302	62%
Commercial Banking	32,531	23	32,624	23	25,420	25	24,766	25	23,599	25
Vehicle Finance	1,437	1	1,155	1	849	1	722	1	777	1
RBHPCG	9,025	6	8,416	6	7,163	7	7,635	8	6,623	7
Treasury / Other (2)	4,466	3	4,917	3	3,315	3	4,915	5	4,853	5
Total deposits	$141,898	100%	$142,805	100%	$102,184	100%	$98,948	100%	$95,154	100%

Average Balances by Business Segment:
Consumer and Business Banking	$94,719	67%	$73,011	65%	$62,333	63%	$60,163	62%	$59,460	63%
Commercial Banking	32,867	23	27,372	24	25,100	25	24,051	25	23,285	24
Vehicle Finance	1,328	1	1,035	1	768	1	760	1	839	1
RBHPCG	8,587	6	7,564	7	7,059	7	6,850	7	6,605	7
Treasury / Other (2)	4,802	3	3,696	3	4,025	4	4,740	5	4,860	5
Total deposits	$142,303	100%	$112,678	100%	$99,285	100%	$96,564	100%	$95,049	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2021	2021	2021	2020	2020	2Q21	3Q20
Assets
Interest-bearing deposits at Federal Reserve Bank	$11,536	$7,636	$6,065	$5,507	$5,857	51%	97%
Interest-bearing deposits in banks	466	319	177	205	177	46	163
Securities:
Trading account securities	49	48	52	53	49	2	—
Available-for-sale securities:
Taxable	20,147	20,096	14,827	12,048	10,670	—	89
Tax-exempt	3,116	2,832	2,650	2,710	2,749	10	13
Total available-for-sale securities	23,263	22,928	17,477	14,758	13,419	1	73
Held-to-maturity securities - taxable	11,964	7,280	8,269	8,844	8,932	64	34
Other securities	677	479	412	420	430	41	57
Total securities	35,953	30,735	26,210	24,075	22,830	17	57
Loans held for sale	1,525	1,294	1,392	1,319	1,259	18	21
Loans and leases: (2)
Commercial:
Commercial and industrial	40,597	34,126	32,153	32,508	32,464	19	25
Commercial real estate:
Construction	1,803	1,310	1,053	1,085	1,175	38	53
Commercial	12,891	7,773	6,122	6,092	6,045	66	113
Commercial real estate	14,694	9,083	7,175	7,177	7,220	62	104
Lease financing	4,983	2,798	2,199	2,342	2,205	78	126
Total commercial	60,274	46,007	41,527	42,027	41,889	31	44
Consumer:
Automobile	13,209	12,793	12,665	12,857	12,889	3	2
Residential mortgage	18,886	13,768	12,094	12,100	11,817	37	60
Home equity	11,106	9,375	8,809	8,919	8,878	18	25
RV and marine	4,998	4,447	4,193	4,181	4,020	12	24
Other consumer	1,458	1,047	973	1,032	1,049	39	39
Total consumer	49,657	41,430	38,734	39,089	38,653	20	28
Total loans and leases	109,931	87,437	80,261	81,116	80,542	26	36
Allowance for loan and lease losses	(2,219)	(1,828)	(1,809)	(1,804)	(1,720)	(21)	(29)
Net loans and leases	107,712	85,609	78,452	79,312	78,822	26	37
Total earning assets	159,411	127,421	114,105	112,222	110,665	25	44
Cash and due from banks	1,535	1,106	1,080	1,113	1,173	39	31
Goodwill and other intangible assets	5,578	3,055	2,176	2,185	2,195	83	154
All other assets	9,528	8,076	7,443	7,279	7,216	18	32
Total assets	$173,833	$137,830	$122,995	$120,995	$119,529	26%	45%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$35,690	$29,729	$26,812	$25,094	$23,865	20%	50%
Money market deposits	33,281	28,124	26,247	26,144	26,200	18	27
Savings and other domestic deposits	20,931	15,190	12,277	11,468	11,157	38	88
Core certificates of deposit (3)	3,319	1,832	1,384	1,479	2,035	81	63
Other domestic deposits of $250,000 or more	582	259	115	139	175	125	233
Negotiable CDS, brokered and other deposits	3,905	2,986	3,355	4,100	4,182	31	(7)
Total interest-bearing deposits	97,708	78,120	70,190	68,424	67,614	25	45
Short-term borrowings	317	241	208	239	162	32	96
Long-term debt	7,587	6,887	7,766	8,799	9,318	10	(19)
Total interest-bearing liabilities	105,612	85,248	78,164	77,462	77,094	24	37
Demand deposits - noninterest-bearing	44,595	34,558	29,095	28,140	27,435	29	63
All other liabilities	3,823	2,608	2,412	2,452	2,322	47	65
Total Huntington Bancshares Inc shareholders’ equity	19,783	15,410	13,324	12,941	12,678	28	56
Non-controlling interest	20	6	—	—	—	233	100
Total equity	19,803	15,416	13,324	12,941	12,678	28	56
Total liabilities and shareholders’ equity	$173,833	$137,830	$122,995	$120,995	$119,529	26%	45%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$4	$2	$2	$2	$1
Interest-bearing deposits in banks	1	—	—	—	—
Securities:
Trading account securities	—	1	—	1	—
Available-for-sale securities:
Taxable	68	67	49	46	50
Tax-exempt	18	17	17	17	18
Total available-for-sale securities	86	84	66	63	68
Held-to-maturity securities - taxable	47	35	42	47	52
Other securities	2	2	2	2	1
Total securities	135	122	110	113	121
Loans held for sale	13	9	9	9	9
Loans and leases:
Commercial:
Commercial and industrial	419	319	315	294	294
Commercial real estate:
Construction	17	12	9	9	10
Commercial	105	60	40	41	41
Commercial real estate	122	72	49	50	51
Lease financing	61	36	28	30	31
Total commercial	602	427	392	374	376
Consumer:
Automobile	121	115	116	125	128
Residential mortgage	139	104	95	99	101
Home equity	113	89	80	85	84
RV and marine	55	46	44	47	47
Other consumer	29	27	27	29	30
Total consumer	457	381	362	385	390
Total loans and leases	1,059	808	754	759	766
Total earning assets	$1,212	$941	$875	$883	$897

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$3	$4	$2	$2	$3
Money market deposits	7	4	4	7	18
Savings and other domestic deposits	1	2	1	1	2
Core certificates of deposit (3)	(2)	1	2	2	10
Other domestic deposits of $250,000 or more	1	—	—	1	(4)
Negotiable CDS, brokered and other deposits	1	1	2	2	2
Total interest-bearing deposits	11	12	11	15	31
Short-term borrowings	—	—	—	—	—
Long-term debt	34	85	(114)	38	44
Total interest bearing liabilities	45	97	(103)	53	75
Net interest income	$1,167	$844	$978	$830	$822
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2021	2021	2021	2020	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	0.17%	0.11%	0.10%	0.10%	0.10%
Interest-bearing deposits in banks	0.04	0.01	0.08	0.12	0.13
Securities:
Trading account securities	2.98	2.96	3.64	3.65	3.18
Available-for-sale securities:
Taxable	1.34	1.34	1.32	1.53	1.89
Tax-exempt	2.37	2.42	2.52	2.59	2.71
Total available-for-sale securities	1.48	1.47	1.50	1.72	2.06
Held-to-maturity securities - taxable	1.58	1.94	2.02	2.11	2.28
Other securities	1.43	1.72	1.66	1.85	1.23
Total securities	1.52	1.59	1.67	1.87	2.13
Loans held for sale	3.23	2.79	2.64	2.96	2.82
Loans and leases: (3)
Commercial:
Commercial and industrial	4.04	3.70	3.91	3.53	3.55
Commercial real estate:
Construction	3.68	3.57	3.41	3.36	3.40
Commercial	3.17	3.06	2.64	2.62	2.63
Commercial real estate	3.23	3.13	2.75	2.73	2.75
Lease financing	4.84	5.00	5.18	5.08	5.52
Total commercial	3.91	3.67	3.78	3.48	3.52
Consumer:
Automobile	3.62	3.62	3.71	3.88	3.93
Residential mortgage	2.95	3.04	3.13	3.27	3.41
Home equity	4.03	3.79	3.71	3.76	3.79
RV and marine	4.33	4.13	4.30	4.53	4.60
Other consumer	7.98	10.17	11.17	11.12	11.23
Total consumer	3.65	3.69	3.78	3.93	4.00
Total loans and leases	3.80	3.68	3.78	3.70	3.75
Total earning assets	3.02	2.96	3.11	3.13	3.22
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04	0.04	0.04	0.04	0.05
Money market deposits	0.08	0.06	0.06	0.10	0.28
Savings and other domestic deposits	0.03	0.04	0.04	0.05	0.06
Core certificates of deposit (4)	(0.23)	0.19	0.51	0.56	1.03
Other domestic deposits of $250,000 or more	0.21	0.26	0.22	0.51	0.92
Negotiable CDS, brokered and other deposits	0.15	0.16	0.18	0.19	0.19
Total interest-bearing deposits	0.05	0.06	0.06	0.08	0.18
Short-term borrowings	0.14	0.47	0.19	0.26	0.30
Long-term debt	1.81	4.97	(5.88)	1.72	1.87
Total interest-bearing liabilities	0.17	0.45	(0.53)	0.27	0.39
Net interest rate spread	2.85	2.51	3.64	2.86	2.83
Impact of noninterest-bearing funds on margin	0.05	0.15	(0.16)	0.08	0.13
Net interest margin	2.90%	2.66%	3.48%	2.94%	2.96%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2021	2021	2021	2020	2020
Fully-taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Commercial loans (2)(3)	3.65%	3.27%	3.22%	2.92%	3.01%
Impact of commercial loan derivatives	0.26	0.40	0.56	0.56	0.51
Total commercial - as reported	3.91%	3.67%	3.78%	3.48%	3.52%
Average 1 Month LIBOR	0.09%	0.10%	0.12%	0.15%	0.16%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Interest income	$1,205	$935	$869	$878	$892
Interest expense	45	97	(103)	53	75
Net interest income	1,160	838	972	825	817
Provision for credit losses	(62)	211	(60)	103	177
Net interest income after provision for credit losses	1,222	627	1,032	722	640
Mortgage banking income	81	67	100	90	122
Service charges on deposit accounts	114	88	69	78	76
Card and payment processing income	96	80	65	65	66
Trust and investment management services	61	56	52	49	48
Leasing revenue	42	12	4	6	3
Capital markets fees	40	35	29	34	27
Insurance income	25	25	27	25	24
Bank owned life insurance income	15	16	16	14	17
Gain on sale of loans	2	3	3	13	13
Net gains (losses) on sales of securities	—	10	—	—	—
Other noninterest income	59	52	30	35	34
Total noninterest income	535	444	395	409	430
Personnel costs	643	592	468	426	453
Outside data processing and other services	304	162	115	111	98
Equipment	79	55	46	49	44
Net occupancy	95	72	42	39	40
Lease financing equipment depreciation	19	5	—	—	—
Professional services	26	48	17	21	12
Amortization of intangibles	13	11	10	10	10
Marketing	25	15	14	15	9
Deposit and other insurance expense	17	8	8	8	6
Other noninterest expense	68	104	73	77	40
Total noninterest expense	1,289	1,072	793	756	712
Income (loss) before income taxes	468	(1)	634	375	358
Provision for income taxes	90	14	102	59	55
Income (loss) after income taxes	378	(15)	532	316	303
Income attributable to non-controlling interest	1	—	—	—	—
Net income (loss) attributable to Huntington Bancshares Inc	377	(15)	532	316	303
Dividends on preferred shares	29	43	31	35	28
Impact of preferred stock redemption	15	—	—	—	—
Net income (loss) applicable to common shares	$333	$(58)	$501	$281	$275

Average common shares - basic	1,463	1,125	1,018	1,017	1,017
Average common shares - diluted	1,487	1,125	1,041	1,036	1,031

Per common share
Net income (loss) - basic	$0.23	$(0.05)	$0.49	$0.28	$0.27
Net income (loss) - diluted	0.22	(0.05)	0.48	0.27	0.27
Cash dividends declared	0.15	0.15	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,160	$838	$972	$825	$817
FTE adjustment	7	6	6	5	5
Net interest income (1)	1,167	844	978	830	822
Noninterest income	535	444	395	409	430
Total revenue (1)	$1,702	$1,288	$1,373	$1,239	$1,252
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2021	2021	2021	2020	2020	2Q21	3Q20
Net origination and secondary marketing income	$80	$70	$94	$92	$118	14%	(32)%
Net mortgage servicing income
Loan servicing income	21	17	17	16	15	24	40
Amortization of capitalized servicing	(21)	(20)	(20)	(17)	(15)	(5)	(40)
Operating (expense) income	—	(3)	(3)	(1)	—	100	—
MSR valuation adjustment (1)	1	(24)	51	4	3	104	(67)
Gains (losses) due to MSR hedging	(4)	22	(46)	(9)	(1)	(118)	(300)
Net MSR risk management	(3)	(2)	5	(5)	2	(50)	(250)
Total net mortgage servicing (expense) income	$(3)	$(5)	$2	$(6)	$2	40%	(250)%
All other	4	2	4	4	2	100	100
Mortgage banking income	$81	$67	$100	$90	$122	21%	(34)%

Mortgage origination volume	$4,467	$4,007	$4,042	$3,741	$3,811	11%	17%
Mortgage origination volume for sale	2,514	2,265	2,669	2,444	2,568	11	(2)

Third party mortgage loans serviced (2)	30,554	30,398	23,585	23,471	23,334	1	31
Mortgage servicing rights (2)	338	327	274	210	191	3	77
MSR % of investor servicing portfolio (2)	1.11%	1.08%	1.16%	0.89%	0.82%	3%	35%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Allowance for loan and lease losses, beginning of period	$2,218	$1,703	$1,814	$1,796	$1,702
Loan and lease charge-offs	(106)	(102)	(95)	(140)	(141)
Recoveries of loans and leases previously charged off	51	40	31	28	28
Net loan and lease charge-offs	(55)	(62)	(64)	(112)	(113)
Provision for loan and lease losses	(56)	145	(47)	130	207
Allowance on loans and leases purchased with credit deterioration	—	432	—	—	—
Allowance of assets sold or transferred to loans held for sale	—	—	—	—	—
Allowance for loan and lease losses, end of period	2,107	2,218	1,703	1,814	1,796
Allowance for unfunded lending commitments, beginning of period	104	38	52	82	119
Provision for (reduction in) unfunded lending commitments	(6)	66	(13)	(27)	(30)
Unfunded lending commitment losses	—	—	(1)	(3)	(7)
Allowance for unfunded lending commitments, end of period	98	104	38	52	82
Total allowance for credit losses, end of period	$2,205	$2,322	$1,741	$1,866	$1,878
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.91%	1.98%	2.12%	2.22%	2.21%
Nonaccrual loans and leases (NALs)	245	227	330	341	316
Nonperforming assets (NPAs)	236	219	313	323	298
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.99%	2.08%	2.17%	2.29%	2.31%
Nonaccrual loans and leases (NALs)	256	238	338	351	330
Nonperforming assets (NPAs)	247	229	320	332	311

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$28	$37	$28	$54	$70
Commercial real estate:
Construction	(1)	—	—	—	(1)
Commercial	8	17	(3)	32	13
Commercial real estate	7	17	(3)	32	12
Lease financing	12	5	24	4	7
Total commercial	47	59	49	90	89
Consumer:
Automobile	(4)	(4)	2	6	10
Residential mortgage	—	—	—	1	1
Home equity	(3)	(1)	—	1	—
RV and marine	—	—	3	2	4
Other consumer	15	8	10	12	9
Total consumer	8	3	15	22	24
Total net charge-offs	$55	$62	$64	$112	$113

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.28%	0.43%	0.35%	0.65%	0.88%
Commercial real estate:
Construction	(0.14)	(0.04)	(0.04)	(0.04)	(0.25)
Commercial	0.26	0.81	(0.17)	2.14	0.80
Commercial real estate	0.21	0.69	(0.15)	1.81	0.63
Lease financing	0.87	0.93	4.32	0.86	1.10
Total commercial	0.31	0.51	0.47	0.86	0.85
Consumer:
Automobile	(0.10)	(0.13)	0.05	0.21	0.31
Residential mortgage	—	—	0.01	0.05	0.03
Home equity	(0.08)	(0.08)	0.02	0.01	(0.02)
RV and marine	(0.01)	0.02	0.29	0.21	0.38
Other consumer	3.97	3.13	3.99	4.35	3.55
Total consumer	0.07	0.02	0.16	0.22	0.24
Net charge-offs as a % of average loans	0.20%	0.28%	0.32%	0.55%	0.56%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$494	$591	$326	$349	$378
Commercial real estate	103	83	8	15	16
Lease financing	60	74	17	4	10
Automobile	3	3	3	4	5
Residential mortgage	108	130	90	88	88
Home equity	87	91	71	70	71
RV and marine	6	5	1	2	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	861	977	516	532	569
Other real estate, net:
Residential	6	5	2	4	4
Commercial	1	2	—	—	1
Total other real estate, net	7	7	2	4	5
Other NPAs (2)	25	30	26	27	28
Total nonperforming assets	$893	$1,014	$544	$563	$602

Nonaccrual loans and leases as a % of total loans and leases	0.78%	0.87%	0.64%	0.65%	0.70%
NPA ratio (3)	0.81	0.91	0.68	0.69	0.74
(NPA+90days)/(Loan+OREO) (4)	0.97	1.04	0.87	0.90	0.96

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Nonperforming assets, beginning of period	$1,014	$544	$563	$602	$713
New nonperforming assets	195	116	129	248	190
Acquired NPAs	—	629	—	—	—
Transfer to OREO	—	—	—	—	—
Returns to accruing status	(125)	(46)	(33)	(108)	(47)
Charge-offs	(51)	(77)	(52)	(73)	(102)
Payments	(128)	(81)	(55)	(82)	(77)
Sales	(12)	(71)	(8)	(24)	(75)
Nonperforming assets, end of period	$893	$1,014	$544	$563	$602
(1)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Accruing loans and leases past due 90+ days:
Commercial and industrial	$6	$1	$—	$—	$—
Commercial real estate	—	—	—	—	—
Lease financing	12	14	8	10	10
Automobile	5	4	5	9	8
Residential mortgage (excluding loans guaranteed by the U.S. Government)	16	17	18	30	18
Home equity	10	9	10	14	11
RV and marine	2	1	1	3	2
Other consumer	2	2	2	3	2
Total, excl. loans guaranteed by the U.S. Government	53	48	44	69	51
Add: loans guaranteed by U.S. Government	122	100	110	102	124
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$175	$148	$154	$171	$175

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.04%	0.05%	0.08%	0.06%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.09	0.14	0.13	0.15
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16	0.13	0.19	0.21	0.22

Accruing troubled debt restructured loans:
Commercial and industrial	$113	$130	$127	$193	$189
Commercial real estate	25	26	32	33	34
Lease financing	—	—	—	—	—
Automobile	45	48	51	50	53
Residential mortgage	245	247	249	248	256
Home equity	162	172	179	187	199
RV and marine	7	7	7	6	6
Other consumer	7	8	8	9	10
Total accruing troubled debt restructured loans	$604	$638	$653	$726	$747

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$78	$92	$101	$95	$146
Commercial real estate	1	2	3	3	3
Lease financing	—	—	—	—	—
Automobile	2	2	2	2	2
Residential mortgage	48	51	51	51	48
Home equity	25	27	30	30	29
RV and marine	1	1	1	1	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$155	$175	$188	$182	$229

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$19,479	$20,511	$13,600	$12,992	$12,917
Regulatory capital adjustments:
CECL transitional amount (2)	440	459	422	453	456
Shareholders’ preferred equity	(2,281)	(2,866)	(2,680)	(2,196)	(2,195)
Accumulated other comprehensive income (loss) offset	125	19	56	(192)	(257)
Goodwill and other intangibles, net of related taxes	(5,477)	(5,479)	(2,095)	(2,107)	(2,118)
Deferred tax assets that arise from tax loss and credit carryforwards	(36)	(48)	(63)	(63)	(59)
Common equity tier 1 capital	12,250	12,596	9,240	8,887	8,744
Additional tier 1 capital
Shareholders’ preferred equity	2,281	2,866	2,680	2,196	2,195
Other	—	—	—	—	—
Tier 1 capital	14,531	15,462	11,920	11,083	10,939
Long-term debt and other tier 2 qualifying instruments	1,552	1,062	610	660	677
Qualifying allowance for loan and lease losses	1,290	1,345	1,119	1,113	1,107
Tier 2 capital	2,842	2,407	1,729	1,773	1,784
Total risk-based capital	$17,373	$17,869	$13,649	$12,856	$12,723
Risk-weighted assets (RWA)(1)	$128,023	$126,241	$89,494	$88,878	$88,417
Common equity tier 1 risk-based capital ratio (1)	9.57%	9.98%	10.32%	10.00%	9.89%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.62	11.65	9.85	9.32	9.31
Tier 1 risk-based capital ratio (1)	11.35	12.25	13.32	12.47	12.37
Total risk-based capital ratio (1)	13.57	14.15	15.25	14.46	14.39
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.15	9.63	9.82	9.74	9.70
(1)September 30, 2021, figures are estimated.
(2)The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL, excluding the allowance established at acquisition for purchased credit deteriorated loans.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,463	1,125	1,018	1,017	1,017
Average - diluted	1,487	1,125	1,041	1,036	1,031
Ending	1,446	1,477	1,018	1,017	1,017
Tangible book value per common share (1)	$8.10	$8.23	$8.64	$8.51	$8.43
Common share repurchases (in millions)
Number of shares repurchased	33	—	—	—	—
Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2021	2021	2021	2020	2020
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$19,499	$20,531	$13,600	$12,993	$12,917
Less: goodwill	(5,316)	(5,316)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(255)	(269)	(181)	(191)	(201)
Add: related deferred tax liability (1)	54	56	38	40	42
Total tangible equity	13,982	15,002	11,467	10,852	10,768
Less: preferred equity	(2,267)	(2,851)	(2,676)	(2,191)	(2,191)
Total tangible common equity	$11,715	$12,151	$8,791	$8,661	$8,577
Total assets	$173,878	$175,172	$125,768	$123,038	$120,116
Less: goodwill	(5,316)	(5,316)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(255)	(269)	(181)	(191)	(201)
Add: related deferred tax liability (1)	54	56	38	40	42
Total tangible assets	$168,361	$169,643	$123,635	$120,897	$117,967
Tangible equity / tangible asset ratio	8.30%	8.84%	9.28%	8.98%	9.13%
Tangible common equity / tangible asset ratio	6.96	7.16	7.11	7.16	7.27
Other data:
Number of employees (Average full-time equivalent)	20,908	17,018	15,449	15,477	15,680
Number of domestic full-service branches (2)	1,236	1,239	814	839	839
ATM Count	2,317	2,340	1,314	1,322	1,330
(1)Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2021	2020	Amount	Percent
Assets
Interest-bearing deposits at Federal Reserve Bank	$8,432	$3,326	$5,106	154%
Interest-bearing deposits in banks	322	166	156	94
Securities:
Trading account securities	50	61	(11)	(18)
Available-for-sale securities:
Taxable	18,376	11,171	7,205	64
Tax-exempt	2,868	2,743	125	5
Total available-for-sale securities	21,244	13,914	7,330	53
Held-to-maturity securities - taxable	9,185	9,384	(199)	(2)
Other securities	524	450	74	16
Total securities	31,003	23,809	14,524	30
Loans held for sale	1,404	1,055	349	33
Loans and leases: (2)
Commercial:
Commercial and industrial	35,657	31,328	4,329	14
Commercial real estate:
Construction	1,392	1,180	212	18
Commercial	8,953	5,833	3,120	53
Commercial real estate	10,345	7,013	3,332	48
Lease financing	3,336	2,276	1,060	47
Total commercial	49,338	40,617	8,721	21
Consumer:
Automobile	12,891	12,832	59	—
Residential mortgage	14,941	11,558	3,383	29
Home equity	9,771	8,933	838	9
RV and marine	4,549	3,773	776	21
Other consumer	1,161	1,105	56	5
Total consumer	43,313	38,201	5,112	13
Total loans and leases	92,651	78,818	13,833	18
Allowance for loan and lease losses	(1,953)	(1,506)	(447)	(30)
Net loans and leases	90,698	77,312	13,386	17
Total earning assets	133,812	107,174	26,638	25
Cash and due from banks	1,242	1,128	114	10
Goodwill and other intangible assets	3,615	2,206	1,409	64
All other assets	8,356	6,966	1,390	20
Total assets	$145,072	$115,968	29,104	25%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$30,776	$22,985	$7,791	34%
Money market deposits	29,243	25,544	3,699	14
Savings and other domestic deposits	16,165	10,468	5,697	54
Core certificates of deposit (3)	2,186	2,990	(804)	(27)
Other domestic deposits of $250,000 or more	320	242	78	32
Negotiable CDS, brokered and other deposits	3,417	3,728	(311)	(8)
Total interest-bearing deposits	82,107	65,957	16,150	24
Short-term borrowings	256	1,452	(1,196)	(82)
Long-term debt	7,413	9,730	(2,317)	(24)
Total interest-bearing liabilities	89,776	77,139	12,637	16
Demand deposits - noninterest-bearing	36,139	24,394	11,745	48
All other liabilities	2,952	2,347	605	26
Total Huntington Bancshares Inc shareholders’ equity	16,196	12,088	4,108	34
Non-controlling interest	9	—	9	100
Total equity	$16,205	$12,088	$4,117	34
Total liabilities and shareholders’ equity	$145,072	$115,968	$29,104	25%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2021	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$8	$4
Interest-bearing deposits in banks	1	1
Securities:
Trading account securities	1	1
Available-for-sale securities:
Taxable	184	191
Tax-exempt	52	60
Total available-for-sale securities	236	251
Held-to-maturity securities - taxable	124	169
Other securities	6	4
Total securities	367	425
Loans held for sale	31	25
Loans and leases:
Commercial:
Commercial and industrial	1,053	872
Commercial real estate:
Construction	38	35
Commercial	205	140
Commercial real estate	243	175
Lease financing	125	94
Total commercial	1,421	1,141
Consumer:
Automobile	352	379
Residential mortgage	338	307
Home equity	282	273
RV and marine	145	134
Other consumer	83	96
Total consumer	1,200	1,189
Total loans and leases	2,621	2,330
Total earning assets	$3,028	$2,785
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$9	$30
Money market deposits	15	93
Savings and other domestic deposits	4	9
Core certificates of deposit (3)	1	36
Other domestic deposits of $250,000 or more	1	2
Negotiable CDS, brokered and other deposits	4	13
Total interest-bearing deposits	34	183
Short-term borrowings	—	13
Long-term debt	5	174
Total interest-bearing liabilities	39	370
Net interest income	$2,989	$2,415
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2021	2020
Assets
Interest-bearing deposits in Federal Reserve Bank	0.13%	0.17%
Interest-bearing deposits in banks	0.04	0.62
Securities:
Trading account securities	3.21	2.94
Available-for-sale securities:
Taxable	1.33	2.28
Tax-exempt	2.43	2.92
Total available-for-sale securities	1.48	2.41
Held-to-maturity securities - taxable	1.81	2.39
Other securities	1.57	1.28
Total securities	1.58	2.38
Loans held for sale	2.90	3.11
Loans and leases: (3)
Commercial:
Commercial and industrial	3.90	3.67
Commercial real estate:
Construction	3.58	3.93
Commercial	3.02	3.17
Commercial real estate	3.09	3.29
Lease financing	4.96	5.44
Total commercial	3.80	3.71
Consumer:
Automobile	3.65	3.94
Residential mortgage	3.02	3.54
Home equity	3.86	4.09
RV and marine	4.26	4.73
Other consumer	9.52	11.60
Total consumer	3.70	4.15
Total loans and leases	3.75	3.92
Total earning assets	3.03%	3.47%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04%	0.17%
Money market deposits	0.07	0.49
Savings and other domestic deposits	0.03	0.11
Core certificates of deposit (4)	0.05	1.59
Other domestic deposits of $250,000 or more	0.23	1.31
Negotiable CDS, brokered and other deposits	0.16	0.45
Total interest-bearing deposits	0.05	0.37
Short-term borrowings	0.26	1.23
Long-term debt	0.10	2.39
Total interest-bearing liabilities	0.06	0.64
Net interest rate spread	2.97	2.83
Impact of noninterest-bearing funds on margin	0.02	0.18
Net interest margin	2.99%	3.01%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2021	2020
Commercial loans (2)(3)	3.41%	3.39%
Impact of commercial loan derivatives	0.39	0.32
Total commercial - as reported	3.80%	3.71%
Average 1 Month LIBOR	0.10%	0.65%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2021	2020	Amount	Percent
Interest income	$3,009	$2,769	$240	9%
Interest expense	39	370	(331)	(89)
Net interest income	2,970	2,399	571	24
Provision for credit losses	89	945	(856)	(91)
Net interest income after provision for credit losses	2,881	1,454	1,427	98
Mortgage banking income	248	277	(29)	(10)
Service charges on deposit accounts	271	223	48	22
Card and payment processing income	241	183	58	32
Trust and investment management services	169	140	29	21
Leasing revenue	58	14	44	314
Capital markets fees	104	91	13	14
Insurance income	77	72	5	7
Bank owned life insurance income	47	49	(2)	(4)
Gain on sale of loans	8	30	(22)	(73)
Net gains (losses) on sales of securities	10	(1)	11	1,100
Other noninterest income	141	104	37	36
Total noninterest income	1,374	1,182	192	16
Personnel costs	1,703	1,267	436	34
Outside data processing and other services	581	273	308	113
Equipment	180	132	48	36
Net occupancy	209	119	90	76
Lease financing equipment depreciation	24	1	23	2,300
Professional services	91	34	57	168
Amortization of intangibles	34	31	3	10
Marketing	54	23	31	135
Deposit and other insurance expense	33	24	9	38
Other noninterest expense	245	135	110	81
Total noninterest expense	3,154	2,039	1,115	55
Income before income taxes	1,101	597	504	84
Provision for income taxes	206	96	110	115
Income after income taxes	895	501	394	79
Income attributable to non-controlling interest	1	—	1	100
Net income attributable to Huntington Bancshares Inc	894	501	393	78
Dividends on preferred shares	103	65	38	58
Impact of preferred stock redemption	15	—	15	100
Net income applicable to common shares	$776	$436	$340	78%
Average common shares - basic	1,202	1,017	185	18
Average common shares - diluted	1,225	1,032	193	19
Per common share
Net income - basic	$0.65	$0.43	$0.22	51%
Net income - diluted	0.63	0.42	0.21	50
Cash dividends declared	0.45	0.45	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,970	$2,399	$571	24%
FTE adjustment (1)	19	16	3	19
Net interest income	2,989	2,415	574	24
Noninterest income	1,374	1,182	192	16
Total revenue (1)	$4,363	$3,597	$766	21%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2021	2020	Amount	Percent
Net origination and secondary marketing income	$244	$254	(10)	(4)%
Net mortgage servicing income
Loan servicing income	55	45	10	22
Amortization of capitalized servicing	(61)	(36)	(25)	(69)
Operating (expense) income	(6)	9	(15)	(167)
MSR valuation adjustment (1)	28	(56)	84	150
(Losses) gains due to MSR hedging	(28)	62	(90)	(145)
Net MSR risk management	—	6	(6)	—
Total net mortgage servicing income	$(6)	$15	$(21)	(140)%
All other	10	8	2	25
Mortgage banking income	$248	$277	$(29)	(10)%

Mortgage origination volume	$12,516	$9,749	$2,767	28%
Mortgage origination volume for sale	7,448	6,245	1,203	19

Third party mortgage loans serviced (2)	30,554	23,334	7,220	31
Mortgage servicing rights (2)	338	191	147	77
MSR % of investor servicing portfolio	1.11%	0.82%	0.29%	35%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2021	2020
Allowance for loan and lease losses, beginning of period	$1,814	$783
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	$—	$391
Loan and lease charge-offs	(303)	(400)
Recoveries of loans and leases previously charged off	122	63
Net loan and lease charge-offs	(181)	(337)
Provision for loan and lease losses	42	959
Allowance on loans and leases purchased with credit deterioration	432	—
Allowance of assets sold or transferred to loans held for sale	—	—
Allowance for loan and lease losses, end of period	2,107	1,796
Allowance for unfunded lending commitments, beginning of period	$52	$104
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	2
Provision for unfunded lending commitments	47	(14)
Allowance for acquired unfunded loan commitments	—	—
Unfunded lending commitment losses	(1)	(10)
Allowance for unfunded lending commitments, end of period	98	82
Total allowance for credit losses	$2,205	$1,878
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.91%	2.21%
Nonaccrual loans and leases (NALs)	245	316
Nonperforming assets (NPAs)	236	298
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.99%	2.31%
Nonaccrual loans and leases (NALs)	256	330
Nonperforming assets (NPAs)	247	311

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2021	2020
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$93	$233
Commercial real estate:
Construction	(1)	—
Commercial	22	11
Commercial real estate	21	11
Lease financing	41	8
Total commercial	155	252
Consumer:
Automobile	(6)	27
Residential mortgage	—	2
Home equity	(4)	5
RV and marine	3	10
Other consumer	33	41
Total consumer	26	85
Total net charge-offs	$181	$337

	Nine Months Ended September 30,
	2021	2020
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.35%	1.00%
Commercial real estate:
Construction	(0.08)	(0.06)
Commercial	0.32	0.25
Commercial real estate	0.27	0.20
Lease financing	1.64	0.43
Total commercial	0.42	0.83
Consumer:
Automobile	(0.06)	0.28
Residential mortgage	—	0.02
Home equity	(0.05)	0.09
RV and marine	0.09	0.34
Other consumer	3.72	4.99
Total consumer	0.08	0.30
Net charge-offs as a % of average loans	0.26%	0.57%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2021	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$494	$378
Commercial real estate	103	16
Lease financing	60	10
Automobile	3	5
Residential mortgage	108	88
Home equity	87	71
RV and marine	6	1
Other consumer	—	—
Total nonaccrual loans and leases	861	569
Other real estate, net:
Residential	6	4
Commercial	1	1
Total other real estate, net	7	5
Other NPAs (1)	25	28
Total nonperforming assets (3)	$893	$602

Nonaccrual loans and leases as a % of total loans and leases	0.78%	0.70%
NPA ratio (2)	0.81	0.74

	Nine Months Ended September 30,
(dollar amounts in millions)	2021	2020
Nonperforming assets, beginning of period	$563	$498
New nonperforming assets	440	743
Acquired NPAs	629	—
Transfer to OREO	—	—
Returns to accruing status	(204)	(90)
Charge-offs	(180)	(254)
Payments	(264)	(210)
Sales and held-for-sale transfers	(91)	(85)
Nonperforming assets, end of period (2)	$893	$602
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.